UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   February 15, 2006
TeamStaff, Inc
(Exact name of registrant as specified in its charter)
COMMISSION FILE NUMBER:   0-18492

New Jersey (State or other jurisdiction of incorporation or organization)	22-1899798 (I.R.S. Employer Identification No.)

300 Atrium Drive
Somerset, NJ 08873
(Address and zip code of principal executive offices)
(732) 748-1700
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On February 15, 2006 TeamStaff, Inc. and PNC Bank entered into a Second Amendment to that certain Revolving Credit and Security Agreement dated as of June 8, 2005, as amended as of October 10, 2005 (the ‘‘Second Amendment’’). The Second Amendment provides an increase to the Maximum Revolving Advance Amount from $7,000,000.00 to $8,000,000.00, and adds to, and clarifies, certain definitions with respect to eligible receivables. A copy of the Amendment is filed concurrently herewith.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements

None.

(b) Pro Forma Financial Information

None.

(c) Exhibits

10.1 Form of Second Amendment to Revolving Credit and Security Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff, Inc.
By:	/s/ James D. Houston
Name: James D. Houston Title: Vice President of Business and Legal Affairs/General Counsel Date: February 17, 2006